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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                      -----


                                    FORM 8-K


                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)


                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported) June 12, 2001


                            Delta Funding Corporation
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             (Exact name of registrant as specified in its charter)



        New York                     333-96001                    11-2609517
(State or other jurisdiction        (Commission                 (IRS Employer
    of incorporation)               File Number)                  ID Number)

1000 Woodbury Road, Woodbury,  New York                              11797
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(Address of principal executive offices)                          (Zip Code)

Registrant's Telephone Number,
including area code:                                             (516) 364-8500


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5.  Other Events.

         This Current Report on Form 8-K is being filed to file a copy of the Pooling and Servicing Agreement, dated as of May 1, 2001, among Delta Funding Corporation, as seller, Ocwen Federal Bank FSB., as servicer, and Wells Fargo Bank Minnesota, National Association, as trustee (the "Pooling and Servicing Agreement"), in connection with the issuance by DFC HEL Trust 2001-1 of Home Equity Loan Asset-Backed Certificates, Series 2001-1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         4.1      Pooling and Servicing Agreement.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            DELTA FUNDING CORPORATION

                                       By:    /s/ Dawn Ceccarini
                                       Name:  Dawn Ceccarini
                                       Title: Vice President


Dated:  July 2, 2001



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                                  EXHIBIT INDEX

Exhibit                                                                    Page
-------                                                                    ----

4.1      Pooling and Servicing Agreement.